Exhibit (q)(1)
JANUS ASPEN SERIES (THE “TRUST”)
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Robin C. Beery, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, as indicated below, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for the Janus Aspen Series 2014 annual registration statement amendment.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 1st day of May, 2014.

Signature	Title	Date

/s/ Alan A. Brown	Trustee	May 1, 2014
Alan A. Brown

JANUS ASPEN SERIES (THE “TRUST”)
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Robin C. Beery, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, as indicated below, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for the Janus Aspen Series 2014 annual registration statement amendment.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 1st day of May, 2014.

Signature	Title	Date

/s/ William D. Cvengros	Trustee	May 1, 2014
William D. Cvengros

JANUS ASPEN SERIES (THE “TRUST”)
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Robin C. Beery, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, as indicated below, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for the Janus Aspen Series 2014 annual registration statement amendment.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 1st day of May, 2014.

Signature	Title	Date

/s/ William F. McCalpin	Trustee	May 1, 2014
William F. McCalpin

JANUS ASPEN SERIES (THE “TRUST”)
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Robin C. Beery, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, as indicated below, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for the Janus Aspen Series 2014 annual registration statement amendment.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 1st day of May, 2014.

Signature	Title	Date

/s/ James T. Rothe	Trustee	May 1, 2014
James T. Rothe

JANUS ASPEN SERIES (THE “TRUST”)
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Robin C. Beery, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, as indicated below, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for the Janus Aspen Series 2014 annual registration statement amendment.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 1st day of May, 2014.

Signature	Title	Date

/s/ William D. Stewart	Trustee	May 1, 2014
William D. Stewart

JANUS ASPEN SERIES (THE “TRUST”)
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Robin C. Beery, Stephanie Grauerholz-Lofton, and Jesper Nergaard, and each of them, severally, his true and lawful attorneys-in-fact and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, as indicated below, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.
     Filing for the Janus Aspen Series 2014 annual registration statement amendment.
     IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 1st day of May, 2014.

Signature	Title	Date

/s/ Linda S. Wolf	Trustee	May 1, 2014
Linda S. Wolf